UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018

Lumber Liquidators Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33767 (Commission File Number)	27-1310817 (IRS Employer Identification No.)

3000 John Deere Road, Toano, Virginia 23168

(Address of Principal Executive Offices) (Zip Code)

(757) 259-4280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Lumber Liquidators Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 23, 2018. At the Annual Meeting, the stockholders of the Company (i) elected the three Class III directors for three-year terms to hold office until the 2021 Annual Meeting of Stockholders and the one Class I director for a one-year term to hold office until the 2019 Annual Meeting of Stockholders, until their successors are elected and qualified, (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, and (iii) approved a non-binding advisory resolution approving the compensation of the Company’s named executive officers. A quorum of the Company’s common stock was present for the Annual Meeting. The following are the results of the matters voted on at the Annual Meeting:

(1)	In the election of (i) three (3) directors to serve until the 2021 Annual Meeting of Stockholders and until their successors are elected and qualified and (ii) one (1) director to serve until the 2019 Annual Meeting of Stockholders and until his successor is elected and qualified, each nominee was elected by a vote of the stockholders as follows:

Director	For	Withheld	Broker Non-Votes
Douglas T. Moore (term expiring 2021)	13,423,338	324,998	12,630,776
Nancy M. Taylor (term expiring 2021)	13,473,151	275,185	12,630,776
Jimmie L. Wade (term expiring 2021)	13,483,321	265,015	12,630,776
Famous P. Rhodes (term expiring 2019)	13,577,168	171,168	12,630,776

(2)	The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was approved by stockholders as follows:

For	Against	Abstain	Broker Non-Votes
25,700,722	595,789	82,601	—

(3)	The proposal to approve a non-binding advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 6, 2018 was approved by the stockholders as follows:
For	Against	Abstain	Broker Non-Votes
13,110,822	592,622	44,892	12,630,776

Item 8.01	Other Events.

On May 29, 2018, the Company issued a press release announcing the hiring of Charles E. Tyson as Chief Customer Experience Officer, whose first day of employment will be June 4, 2018. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated May 29, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LUMBER LIQUIDATORS HOLDINGS, INC. (Registrant)

Date: May 29, 2018	By:	/s/ M. Lee Reeves
M. Lee Reeves
Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated May 29, 2018